Exhibit 10.1

CONFIDENTIAL TREATMENT

[***] =	Pursuant to 17 CFR 240-24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

AMENDMENT AGREEMENT NUMBER AMEND-CW2392916

Amendment No. 10 – Regulus Group, LLC

This Amendment Agreement Number AMEND-CW2392916 (“Amendment”) is made and entered into this 23rd day of February, 2017 (“Amendment Effective Date”) between American Express Travel Related Services Company, Inc., a.k.a. “American Express”, a.k.a. “AMEX” (herein after “Amexco”), and Regulus Group, LLC a Delaware limited liability company, having its principal place of business at 860 Latour Court, Napa, California 94558 (the “Vendor”).

RECITALS

WHEREAS, prior to the Amendment Effective Date, Amexco and Vendor entered into an agreement dated on or about October 25, 1999 (the “Agreement”),

WHEREAS, prior to the Amendment Effective Date, Amexco and Vendor amended the Agreement at separate times, the first amendment made on or about July 1, 2000 (“Amendment No. 1”), the second amendment made on or about June 1, 2002 (“Amendment No. 2”), the third amendment made on or about August 18, 2006 and identified as Amendment Number NYC-0-06-2807 (“Amendment No. 3”), the fourth amendment made on or about November 2006 and identified as Amendment Number NYC-0-06-3581 (“Amendment No. 4”), the fifth amendment made on or about October 30, 2009 and identified as Amendment Number NYC-0-06-2162-02 (“Amendment No. 5”) the sixth amendment made on or about March 29, 2010 and identified as Amendment Number Amend-CW170596 (“Amendment No. 6”) the seventh amendment made on or about October 31, 2013 and identified as Amendment Number Amend-CW2268976 (“Amendment No. 7”), the eighth amendment (“Amendment No. 8”) made on or about October 27, 2016 and the ninth amendment made on or about January 31, 2019 and identified as Amendment Number Amend-CW2428684 (collectively referred to herein as “Prior Amendments”).

WHEREAS, Amexco and Vendor wish to amend certain of the terms as set forth in the Agreement and as set for in the Prior Amendments.

NOW, THEREFORE, in consideration of the mutual promises and agreements set forth below, the parties agree as follows:

1.	General

1.1	If there is a conflict between the Agreement and this Amendment the terms of this Amendment shall govern.

1.2	If there is a conflict between the Prior Amendments and this Amendment the terms of this Amendment shall govern.

1.3	Except as otherwise modified herein, the capitalized terms used in this Amendment shall have the meaning specified in the Agreement and/or the Prior Amendments.

1.4	Except as amended herein, the remaining terms and conditions of the Agreement and the Prior Amendments shall remain in full force and effect.

1.5	The term “Comprehensive Amendment” as defined in the Prior Amendments shall refer to this Amendment.

1.6	The Schedules and Exhibits attached to this Amendment shall be deemed part of the Agreement, binding upon the parties and shall control where applicable.

1.7	All references to AMEX in the Agreement or the Prior Amendments, including without limitation references appearing within defined terms, shall be read as references to Amexco.

AMENDED TERMS

1.	Notwithstanding anything herein to the contrary, Amexco may terminate, in whole or in part, this Agreement and/or any Schedule without cause upon one hundred eighty (180) days written notice. Amexco agrees to pay Vendor for Services performed up to the effective date of termination, at the agreed upon rates. Notice of termination of any Schedule shall not be considered notice or termination of this Agreement unless specifically stated in the notice. Notice of termination of the Agreement shall be considered termination of the Agreement and all Schedules under such Agreement unless otherwise specifically stated in the notice of termination.

2.	Prior Amendment Number 5, Article 34 (“Charges and Terms of Payment”), Section 34.2 is hereby deleted in its entirety and replaced with the following:

Unless other payment terms are specified in an SOW, Provider will invoice AXP monthly in arrears, after receipt of AXP’s written acceptance of the applicable Services performed and payment of invoices by AXP to Provider will be made via an AXP payment product. Provider will submit invoices in accordance with such method as AXP reasonably directs and any expenditure related thereto will be borne solely by Supplier. AXP disclaims all liability associated with any errors, omissions or system failures associated with its invoice submission method. Unless otherwise specified in a SOW, all invoices, except for amounts disputed in good faith by AXP, will be payable within [***] days of AXP’s receipt of a properly submitted invoice. No requests for cash payments shall be accepted. All payments to Provider shall be payable to Provider in the country where it resides or where the work is performed, not to third parties or different countries.

3.	Article 44, Section 44.1 is hereby amended to state as follows:

This Amendment shall commence as of the Amendment Effective Date and shall continue in full force and effect thereafter unless and until the Agreement expires or is terminated as provided in Article 20 of the Agreement. Each Schedule shall become effective when duly executed by both parties and shall continue thereafter unless terminated as permitted hereunder. Notwithstanding Article 2 Section 2.01 of the Agreement, the Term of the Agreement, as amended, shall continue until 12:00 midnight on October 31, 2019 unless terminated earlier pursuant to Article 20 of the Agreement.

3.	Prior Amendment No. 7, Exhibit Q (Performance Standards) is hereby deleted and replaced with Amendment Exhibit X.

4.	Prior Amendment No. 7, Schedule G (Compensation and Pricing) is hereby deleted and replaced with Amendment Schedule I.

5.	Prior Amendment No. 7, Schedule H (OEI SOW) is hereby deleted and replaced by Amendment Schedule J (OEI and Keying SOW).

6.	Exhibits and Attachments: The following are attached hereto and incorporated herein by this reference:

Exhibit X	Performance Standards
Schedule I	Compensation and Pricing
Schedule J	OEI and Keying SOW

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day, month and year first written above.

AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.		REGULUS WEST, LLC

By:	/s/ Jim Walejko	By:	/s/ W. Todd Shiver

Name:	Jim Walejko	Name:	W. Todd Shiver
	(Type or print)		(Type or print)

Title:	Category Management Director	Title:	Executive Vice President

Date:	February 21, 2017	Date:	February 21, 2017

Exhibit X

[*** 6 pages omitted]

Schedule I

[*** 13 pages omitted]

Schedule J

[*** 76 pages omitted]